                                  EXHIBIT 99.1


[LINDSAY MANUFACTURING CO. LOGO]


          2707 NO. 108TH ST. OMAHA, NE 68164 TEL: 402-829-6800 FAX: 402-829-6835
================================================================================

FOR FURTHER INFORMATION, CONTACT:

LINDSAY MANUFACTURING:                           HALLIBURTON INVESTOR RELATIONS:
--------------------------------------------------------------------------------
David Downing                                    Jeff Elliott or Geralyn DeBusk
--------------------------------------------------------------------------------
VP and CFO                                                          972-458-8000
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402-827-6235
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       LINDSAY MANUFACTURING CO. REPORTS FISCAL FIRST QUARTER 2006 RESULTS

OMAHA, NEB., DECEMBER 21, 2005--LINDSAY MANUFACTURING CO. (NYSE: LNN), a leading manufacturer of center pivot, lateral move, and hose reel irrigation systems, today announced results for the fiscal 2006 first quarter ended November 30, 2005.

FIRST QUARTER RESULTS
First quarter fiscal 2006 total revenues were $39.5 million as compared to $39.8 million for the year-ago period. Net earnings rose to $511,000, or $0.04 per diluted share, compared with $175,000, or $0.01 per diluted share, in the prior year's first quarter.

Total irrigation equipment revenues declined 4 percent to $34.1 million from $35.4 million in the prior fiscal year's first quarter. Domestic and international irrigation markets experienced similar percentage declines. Diversified products continued to grow with revenues of $5.4 million compared with $4.4 million in the year-ago period, an increase of 23 percent.

Gross margin improved to 18.8 percent from 16.5 percent a year ago. Improved factory performance along with lower material costs were primary contributors to the higher margins. Operating expenses of $7.1 million were essentially flat compared with the prior year period, even with higher audit and Sarbanes Oxley compliance related expenses and inclusion of $317,000 of pre-tax expenses related to the adoption of the new accounting standard requiring the current expensing of stock-based compensation. Operating income for the quarter was $363,000 compared with an operating loss of $467,000 in the fiscal 2005 first quarter. Interest and other income totaled $429,000 in the quarter compared to $645,000 in the fiscal 2005 quarter. Net earnings of $0.04 per diluted share in the first quarter of fiscal 2006 were negatively impacted by $0.02 related to expensing of stock based compensation.

Rick Parod, president and chief executive officer, commented, "We are pleased with the improved factory performance and the relatively steady market demand while crop commodity prices remain depressed and with little relief in energy and other farm input costs."

"Diversified products again turned in a very good performance," he continued. "Revenues were up, and we saw continued improvements in that segment's margins. While South Africa and Brazil irrigation sales have seen significant reductions from currently depressed commodity prices, we are seeing improving markets for irrigation equipment in the Middle East and Central America."

Lindsay's order backlog at November 30, 2005, was $20.9 million, up 58% from $13.2 million at


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November 30, 2004. The higher ending backlog for the first quarter of fiscal
2006 was influenced by earlier seasonal ordering by the Company's customers compared with last year.

Shareholders' equity at November 30, 2005, was $109.8 million, or $9.53 per outstanding common share, compared with $113.2 million, or $9.62 per outstanding common share, at November 30, 2004. Cash and marketable securities at November 30, 2005, were $49.3 million compared with $43.6 million at November 30, 2004.

OUTLOOK
Parod added, "While short-term results are affected by agricultural commodity prices and farm input costs, the long-term drivers for our business remain very strong. The growing world population, demand for improvements in diet and the need to conserve precious fresh water resources will continue to drive demand for irrigation technology. In addition, our ongoing acquisition process continues to yield prospects, which we are actively pursuing."

"In fiscal 2006, our most significant challenge will be to continue strengthening our margins. The recent opening of our new galvanizing facility will both improve the quality and efficiency of that operation. Our on-going cost reduction programs will continue to improve the overall effectiveness of our operations. Recently we have seen upward pressure on the price of steel and some other raw materials which may put short-term pressure on margins, but nothing like we experienced in 2004. We believe the competitive environment will continue to allow us to pass through the increases realized."

Parod concluded, "Our long-term goals of sustainable revenue growth of 8 percent to 12 percent, gross margin of 23 percent to 27 percent, operating margin of 10 percent to 13 percent and return on beginning equity of 14 percent to 20 percent remain the same. We will continue to pursue our growth initiatives and leverage our strong cash flow and financial flexibility to create shareholder value through a balance of organic growth opportunities, accretive acquisitions, share repurchases and dividend payments."

FIRST-QUARTER CONFERENCE CALL
Lindsay's first quarter fiscal 2006 investor conference call is scheduled for 11:00 a.m. Eastern Time today. This call will be simulcast live on the Internet, and may be accessed by logging onto www.lindsaymanufacturing.com or www.vcall.com. A replay of the call will be available for a period of 30 days. Lindsay will have a slide presentation available to augment management's formal presentation, which will also be accessible via the company's Web site.

ABOUT THE COMPANY
Lindsay manufactures and markets Zimmatic, Greenfield, Stettyn and Perrot center pivot, lateral move and hose reel irrigation systems and GrowSmart controls, all of which are used by farmers to increase or stabilize crop production while conserving water, energy, and labor. The company also produces large diameter steel tubing and provides outsourced manufacturing and production services for other companies. At November 30, 2005, Lindsay had approximately 11.5 million shares outstanding, which are traded on the New York Stock Exchange under the symbol LNN.

CONCERNING FORWARD-LOOKING STATEMENTS
This release contains forward-looking statements that are subject to risks and uncertainties and which reflect management's current beliefs and estimates of future economic circumstances, industry conditions, Company performance and financial results. Forward-looking statements include the information concerning possible or assumed future results of operations of the Company and those statements preceded by, followed by or including the words "expectation," "outlook," "could," "may," "should," or similar expressions. For these statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

            FOR MORE INFORMATION REGARDING LINDSAY MANUFACTURING CO.,
              SEE LINDSAY'S WEBSITE AT www.lindsaymanufacturing.com

                           - FINANCIAL TABLES FOLLOW -

LINDSAY MANUFACTURING CO.


            LINDSAY MANUFACTURING CO. AND SUBSIDIARIES
                    CONSOLIDATED BALANCE SHEETS
          NOVEMBER 30, 2005 AND 2004 AND AUGUST 31, 2005

                                                              (UNAUDITED)   (UNAUDITED)
                                                                NOVEMBER      NOVEMBER       AUGUST
                                                                  2005          2004          2005
                                                              -----------   -----------    ---------
($ IN THOUSANDS, EXCEPT PAR VALUES)

ASSETS
Current Assets:
  Cash and cash equivalents ...............................    $  21,991     $   4,354     $  25,564
  Marketable securities ...................................       12,570        11,277        14,101
  Receivables, net ........................................       33,949        39,314        28,919
  Inventories, net ........................................       22,707        26,250        19,311
  Deferred income taxes ...................................        3,617         1,176         3,276
  Other current assets ....................................        3,454         3,987         3,042
                                                               ---------     ---------     ---------
  Total current assets ....................................       98,288        86,358        94,213

Long-term marketable securities ...........................       14,772        27,971        15,157
Property, plant and equipment, net ........................       17,274        17,127        17,268
Other noncurrent assets ...................................        7,527         8,876         8,201
                                                               ---------     ---------     ---------
Total assets ..............................................    $ 137,861     $ 140,332     $ 134,839
                                                               =========     =========     =========

LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities:
  Accounts payable ........................................    $   8,554     $   9,500     $   6,704
  Other current liabilities ...............................       14,130        15,311        13,434
                                                               ---------     ---------     ---------
  Total current liabilities ...............................       22,684        24,811        20,138

Pension benefits liabilities ..............................        5,183         2,247         5,142
Other noncurrent liabilities ..............................          162            57           229
                                                               ---------     ---------     ---------
Total liabilities .........................................       28,029        27,115        25,509
                                                               ---------     ---------     ---------

Shareholders' equity:
    Preferred stock, ($1 par value, 2,000,000 shares
      authorized, no shares issued and outstanding) .......            -             -             -
    Common stock, ($1 par value, 25,000,000 shares
     authorized, 17,568,931, 17,497,785 and 17,568,084
     shares issued in November  2005 and 2004
     and August 2005, respectively) .......................       17,569        17,498        17,568
    Capital in excess of stated value .....................        4,037         2,978         3,690
    Retained earnings .....................................      183,264       180,748       183,444
    Less treasury stock, (at cost, 6,048,448, 5,724,069 and
      6,048,448 shares, respectively) .....................      (96,547)      (89,898)      (96,547)
    Accumulated other comprehensive income, net ...........        1,509         1,891         1,175
                                                               ---------     ---------     ---------
Total shareholders' equity ................................      109,832       113,217       109,330
                                                               ---------     ---------     ---------
Total liabilities and shareholders' equity ................    $ 137,861     $ 140,332     $ 134,839
                                                               =========     =========     =========

LINDSAY MANUFACTURING CO.


                   LINDSAY MANUFACTURING CO. AND SUBSIDIARIES
                     CONSOLIDATED STATEMENTS OF OPERATIONS
             FOR THE THREE-MONTHS ENDED NOVEMBER 31, 2005 AND 2004

                                                     (UNAUDITED)
                                                 Three Months Ended
                                                --------------------
                                                November    November
                                                  2005        2004
                                                --------    --------
(in thousands, except per share amounts)

Operating revenues .........................    $ 39,504    $ 39,767
Cost of operating revenues .................      32,077      33,194
                                                --------    --------
Gross profit ...............................       7,427       6,573
                                                --------    --------

Operating expenses:
  Selling expense ..........................       2,848       2,747
  General and administrative expense .......       3,569       3,597
  Engineering and research expense .........         647         696
                                                --------    --------
Total operating expenses ...................       7,064       7,040
                                                --------    --------

Operating income ...........................         363        (467)

Interest income, net .......................         427         261
Other income, net ..........................           2         384
                                                --------    --------

Earnings before income taxes ...............         792         178

Income tax provision .......................         281           3
                                                --------    --------

Net earnings ...............................    $    511    $    175
                                                ====================


Basic net earnings per share ...............    $   0.04    $   0.01
                                                ========    ========

Diluted net earnings per share .............    $   0.04    $   0.01
                                                ========    ========


Average shares outstanding .................      11,523      11,772
Diluted effect of stock options ............         143         213
                                                --------    --------
Average shares outstanding assuming dilution      11,666      11,985
                                                ========    ========


Cash dividends per share ...................    $  0.060    $  0.055
                                                ========    ========

Net income for the first quarter of fiscal 2006 included stock-based compensation expense under SFAS 123(R) of $244 thousand, net of tax. There was no stock-based compensation expense under SFAS 123 in the first quarter of fiscal 2005 because the Company did not adopt the recognition provisions of SFAS 123.

                                      MORE
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                   LINDSAY MANUFACTURING CO. AND SUBSIDIARIES
                     CONSOLIDATED STATEMENTS OF CASH FLOWS
               FOR THE THREE MONTHS ENDED NOVEMBER 2005 AND 2004
                                  (UNAUDITED)


                                                                    NOVEMBER     NOVEMBER
($ IN THOUSANDS)                                                      2005         2004
                                                                    --------     --------
CASH FLOWS FROM OPERATING ACTIVITIES:
   Net earnings ................................................    $    511     $    175
   Adjustments to reconcile net earnings to net cash provided by operating activities:
      Depreciation and amortization ............................         831          906
      Amortization of marketable securities, net ...............          63           49
      Loss on sale of property, plant and equipment ............          57            -
      Provision for uncollectible accounts receivable ..........          23           31
      Equity in net earnings of equity method investments ......           -         (233)
      Deferred income taxes ....................................        (444)         (28)
      Stock option tax benefits ................................         (18)           -
      Stock-based compensation expense related to employee
         stock options and employee stock purchases ............         356            -
      Other, net ...............................................         (24)          13
   Changes in assets and liabilities:
      Receivables, net .........................................      (2,983)      (4,127)
      Inventories, net .........................................      (3,428)      (5,471)
      Other current assets .....................................        (427)      (1,279)
      Accounts payable, trade ..................................       1,721           (6)
      Other current liabilities ................................        (214)        (378)
      Current taxes payable ....................................         833         (139)
      Other noncurrent assets and liabilities ..................        (885)          29
                                                                    --------     --------
   Net cash used in operating activities .......................      (4,028)     (10,458)
                                                                    --------     --------

CASH FLOWS FROM INVESTING ACTIVITIES:
   Purchases of property, plant and equipment ..................        (819)      (1,343)
   Acquisition of business .....................................           -            3
   Proceeds from sale of property, plant and equipment .........           5            -
   Proceeds from maturities or sales of marketable securities
     available-for-sale ........................................       1,805        7,740
                                                                    --------     --------
   Net cash provided by investing activities ...................         991        6,400
                                                                    --------     --------

CASH FLOWS FROM FINANCING ACTIVITIES:
   Proceeds from issuance of common stock option plan ..........           9           29
   Dividends paid ..............................................        (691)        (636)
                                                                    --------     --------
   Net cash used in financing activities .......................        (682)        (607)
                                                                    --------     --------
   Effect of exchange rate changes on cash .....................         146           46
                                                                    --------     --------
   Net decrease in cash and cash equivalents ...................      (3,573)      (4,619)
   Cash and cash equivalents, beginning of period ..............      25,564        8,973
                                                                    --------     --------
   Cash and cash equivalents, end of period ....................    $ 21,991     $  4,354
                                                                    ========     ========